Exhibit 10.9

Novibet plc
2023 Restricted Stock Unit Plan

1.            Purpose. The purpose of the Novibet plc 2023 Restricted Stock Unit Plan (as amended from time to time, the “Plan”) is to (i) attract and retain individuals to serve as employees of Novibet plc, a company limited by shares incorporated under the laws of Jersey (together with its Subsidiaries, whether existing or thereafter acquired or formed, and any and all successor entities, the “Company”) and its Affiliates by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation, (ii) reward individuals for their historic performance which enabled Novibet plc to list its shares on NASDAQ (defined below) prior to the Effective Date (defined below) and to retain such individuals to continue to serve as employees, directors or consultants of the Company by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation and (iii) align the interests of the foregoing with those of the Company’s stockholders.

2.            Effective Date; Duration. The effective date of the Plan is [•], 2023 (the “Effective Date”). The expiration date of the Plan, on and after which date no Awards may be granted under the Plan, shall be [•], 2024 (the “Expiration Date”); provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

3.            Definitions. The following definitions shall apply throughout the Plan:

(a)            “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)            “Award” means, individually or collectively, any Restricted Stock Unit granted under the Plan.

(c)            “Award Agreement” means any agreement (whether in written or electronic form) or other instrument or document evidencing any Award granted under the Plan (including, in each case, in electronic form), which may, but need not, be executed or acknowledged by a Participant (as determined by the Committee).

(d)            “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

(e)            “Board” means the Board of Directors of the Company.

(f)             “Cause” means, with respect to any Participant, except as otherwise provided in such Participant’s Award Agreement, such Participant’s: (i) having engaged in misconduct in providing services to the Company or its Affiliates; (ii) having engaged in conduct that he or she knew or reasonably should have known would be injurious to the Company or its Affiliates; (iii) having been convicted of, or having entered a plea bargain or settlement admitting guilt for, (x) a felony or (y) any other criminal offense involving moral turpitude, fraud or, in the course of the performance of the Participant’s service to the Company, dishonesty; (iv) unlawful use or possession of illegal drugs on the Company’s premises or while performing the Participant’s duties and responsibilities to the Company; or (v) commission of an act of fraud, embezzlement or misappropriation, in each case against the Company or any Affiliate.

(g)            “Change in Control” means, unless the applicable Award Agreement or the Committee provides otherwise, the first to occur of any of the following events:

(i)            the acquisition by any Person or related “group” (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act) of Persons, or Persons acting jointly or in concert, of Beneficial Ownership (including control or direction) of 50% or more (on a fully diluted basis) of either (A) the then-outstanding Shares, including Shares issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Shares or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote in the election of Directors (the “Outstanding Company Voting Securities”), but excluding any acquisition by the Company or any of its Affiliates, its Permitted Transferees, or any of their respective Affiliates, or by any employee benefit plan sponsored or maintained by the Company or any of its Affiliates;

(ii)           a change in the composition of the Board such that members of the Board during any consecutive 24-month period (the “Incumbent Directors”) cease to constitute a majority of the Board. Any person becoming a Director through election or nomination for election approved by a valid vote of the Incumbent Directors shall be deemed an Incumbent Director; provided, however, that no individual becoming a Director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board, shall be deemed an Incumbent Director;

(iii)          the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company; or

(iv)          the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange or similar form of corporate transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if Outstanding Company Voting Securities are issued or issuable (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired all or substantially all of the business or assets of the Company in such Sale (in either case, the “Surviving Company”), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by Shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.

(h)            “Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto. References to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successors thereto.

(i)             “Committee” means the Compensation Committee of the Board or subcommittee thereof or, if no such committee or subcommittee thereof exists, or if the Board otherwise takes action hereunder on behalf of the Committee, the Board.

(j)             “Common Stock” means the common stock of the Company, par value of $1.00 per share (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

(k)            “Company” has the meaning set forth in Section 1 of the Plan.

(l)             “Director” means any member of the Company’s Board.

(m)            “Disability” means, unless otherwise provided in an Award Agreement, a determination that a Participant is disabled in accordance with a long-term disability insurance program maintained by the Company or a determination by the U.S. Social Security Administration that the Participant is totally disabled.

(n)            “dollar” or “$” shall refer to United States dollars.

(o)            “Effective Date” has the meaning set forth in Section 2 of the Plan.

(p)            “Eligible Director” has the meaning set forth in Section 4(a) of the Plan.

(q)            “Eligible Person” means any (i) individual employed by the Company or an Affiliate, or (ii) prospective employee who has accepted an offer of employment or service from the Company or an Affiliate (and would satisfy the provisions of clause (i) above once such individual begins employment with or providing services to the Company or an Affiliate), (ii) Eligible Director or (iii) consultant of the Company or an Affiliate.

(r)            “Employment Agreement” means any employment, severance, consulting, or similar agreement (including any offer letter) between the Company or an Affiliate and a Participant, as in effect.

(s)            “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.

(t)            “Expiration Date” has the meaning set forth in Section 2 of the Plan.

(u)            “Fair Market Value” means, (i) with respect to a Share on a given date, (x) if the Shares are listed on a national securities exchange, the closing sales price of a Share reported on such exchange on such date or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported, or (y) if the Shares are not listed on any national securities exchange, the amount determined by the Committee in good faith to be the fair market value of a Share, or (ii) with respect to any other property on any given date, the amount determined by the Committee in good faith to be the fair market value of such other property as of such date; provided, however, as to any Awards granted on or with a date of grant of the pricing of the Company’s initial public offering (if any), “Fair Market Value” shall be equal to the per-Share price offered to the public in connection with such initial public offering.

(v)            “IFRS” means the International Financial Reporting Standards as issued by the International Accounting Standards Board.

(w)            “Immediate Family Members” has the meaning set forth in Section 11(b)(ii) of the Plan.

(x)           “Indemnifiable Person” has the meaning set forth in Section 4(e) of the Plan.

(y)            “Listing Rule” means a rule of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Shares are listed or quoted.

(z)            “NASDAQ” means Nasdaq Global Market.

(aa)            “Participant” has the meaning set forth in Section 6 of the Plan.

(bb)          “Permitted Transferee” has the meaning set forth in Section 11(b)(ii) of the Plan.

(cc)         “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities issued by the Company or any of its Affiliates pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company.

(dd)          “Released Unit” has the meaning set forth in Section 7(d) of the Plan.

(ee)         “Restricted Period” has the meaning set forth in Section 7(a) of the Plan.

(ff)          “Restricted Stock Unit” means a contractual right granted pursuant to Section 7 of the Plan that is denominated in Shares. Each Restricted Stock Unit represents an unfunded and unsecured promise to deliver Shares, cash, other securities, or other property, or a combination thereof, subject to certain specified restrictions.

(gg)           “Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or other interpretive guidance.

(hh)         “Share” means a share of Common Stock.

(ii)         “Share Pool” has the meaning set forth in Section 5(b) of the Plan.

(jj)            “Subsidiary” means (i) any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company and (ii) any other entity which the Committee determines should be treated as a “Subsidiary.”

(kk)            “Substitute Award” means an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

(ll)          “Withholding Taxes” means any U.S. federal, State, local, foreign, or other tax required to be withheld by the Company or any Affiliate of the Company with respect to any Award or any payment of cash or delivery of property in settlement of or otherwise in connection with an Award.

4.            Administration.

(a)            Authority of the Committee. The Committee shall administer the Plan, and shall have the sole and plenary authority to (i) designate Participants, (ii) determine the type, size, and terms and conditions of Awards to be granted and to grant such Awards (including Substitute Awards), (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, suspended or repurchased by the Company, (iv) determine the circumstances under which the delivery of cash, property or other amounts payable with respect to an Award may be deferred, either automatically or at the Participant’s or Committee’s election, (v) interpret, administer, reconcile any inconsistency in, correct any defect in and supply any omission in the Plan and any Award granted under the Plan, (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan, (vii) accelerate, delay, or otherwise modify the vesting, delivery or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law. To the extent determined by the Board and/or required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if applicable and if the Board is not acting as the Committee under the Plan), or any exception or exemption under applicable securities laws or the applicable rules of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Shares are listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan, be (1) a “non-employee director” within the meaning of Rule 16b-31 promulgated under the Exchange Act and/or (2) an “independent director” under the rules of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Shares are listed or quoted, or a person meeting any similar requirement under any successor rule or regulation (“Eligible Director”). However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.

(b)            Delegation. The Committee may delegate all or any portion of its responsibilities and powers to any person(s) selected by it, except for grants of Awards to persons who are members of the Board or are otherwise subject to Section 16 of the Exchange Act. Any delegation of responsibilities or authority may be revoked by the Committee at any time.

(c)            International Participants. As further set forth in Section 11(g) of the Plan, the Committee shall have the authority to amend the Plan and Awards to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States or are subject to laws outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without stockholder approval if such approval is required by applicable securities laws or applicable Listing Rules.

(d)            Decisions Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons and entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder of the Company.

1To be a “non-employee director”, a director must (i) not be an officer of the Company or a parent entity of the company or employed by the Company or a parent or subsidiary of the Company; (ii) not receive compensation, directly or indirectly, from the Company or a parent or subsidiary of the Company for services rendered in any capacity other than as a director, except in an amount not requiring disclosure under Rule 404(a) of Regulation S-K; and (iii) not possess an interest in any transaction for which disclosure would be required under Rule 404(a) of Regulation S-K.

(e)            Limitation of Liability. No member of the Board or the Committee, nor any employee or agent of the Company (each such person, an “Indemnifiable Person”), shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or willful criminal omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be involved as a party, witness or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or willful criminal omission or that such right of indemnification is otherwise prohibited by law or by the Company’s certificate of incorporation or bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s certificate of incorporation or by-laws, as a matter of law, individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)             Board. The Board may at any time and from time to time grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.            Grant of Awards; Available Shares for Awards; Limitations.

(a)            Awards. The Committee may grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and, if applicable, become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee and as set forth in an Award Agreement, including, without limitation, attainment of Performance Conditions.

(b)            Available Shares. Subject to Section 10 of the Plan and subsection (e) below, the maximum number of Shares available for issuance under the Plan shall not exceed 2,565,243 (the “Share Pool”).

(c)            Share Counting. The Share Pool shall be reduced by the number of Shares delivered for each Award granted under the Plan that is valued by reference to a Share; provided that Awards that are valued by reference to Shares but are required to or may be paid in cash pursuant to their terms shall not reduce the Share Pool. If and to the extent that Awards terminate, expire or are cash settled, canceled, forfeited, exchanged, or surrendered without having been exercised, vested, or settled, the Shares subject to such Awards shall again be available for Awards under the Share Pool. In addition, any Shares withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on, or settlement of, an Award, shall again be available for Awards under the Share Pool.

(d)            Source of Shares. Shares delivered by the Company in settlement of Awards may be authorized and unissued Shares, Shares held in the treasury of the Company, Shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e)            Substitute Awards. Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not approved in contemplation or such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company immediately prior to such acquisition or combination.

6.            Eligibility. Participation shall be for Eligible Persons who have been selected by the Committee or its delegate to receive grants under the Plan (each such Eligible Person, a “Participant”). Holders of options and other types of awards granted by a company acquired by the Company or with which the Company combines are eligible for grants of Substitute Awards under the Plan to the extent permitted under applicable regulations of any stock exchange on which the Company is listed.

7.            Restricted Stock Units.

(a)            Generally. Each Restricted Stock Unit shall be subject to the conditions set forth in the Plan and the applicable Award Agreement. The Committee shall establish restrictions applicable to Restricted Stock Units, including the period over which the restrictions shall apply (the “Restricted Period”), and the time or times at which Restricted Stock Units shall become vested. Except to the extent otherwise specified in an Award Agreement, the Restricted Period with respect to Restricted Stock Units shall be three (3) years from the effective date of the relevant Award, and shall vest in one-third (1/3) increments on each anniversary of such effective date. The Committee may accelerate the vesting and/or the lapse of any or all of the restrictions on Restricted Stock Units, which acceleration shall not affect any other terms and conditions of such Awards. No Share shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award.

(b)            Voting and Rights as a Stockholder. Unless otherwise provided by the Committee or in an Award Agreement, a Restricted Stock Unit shall not convey to the Participant the rights and privileges of a stockholder with respect to the Share subject to the Restricted Stock Unit, such as the right to vote or the right to receive dividends, unless and until a Share is issued to the Participant to settle the Restricted Stock Unit.

(c)            Restrictions; Forfeiture. Restricted Stock Units awarded to the Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and shall be subject to the restrictions on transferability set forth in the Award Agreement. Unless otherwise provided by the Committee, in the event of any forfeiture, all rights of the Participant to such Restricted Stock Units shall terminate without further action or obligation on the part of the Company. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant of the Restricted Stock Unit Award, such action is appropriate.

(d)            Settlement of Restricted Stock Units. Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee in the applicable Award Agreement, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or such Participant’s beneficiary (via book-entry notation or, if applicable, in stock certificate form), one Share (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit that has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained (“Released Unit”); provided, however, that the Committee may elect to (A) pay cash or part cash and part Shares in lieu of delivering only Shares in respect of such Released Units or (B) defer the delivery of Shares (or cash or part Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Shares would have otherwise been delivered to the Participant in respect of such Restricted Stock Units. To the extent provided in an Award Agreement, dividend equivalents, if any, that may have been withheld by the Company and attributable to the Restricted Stock Units shall be distributed to the Participant in cash or in Shares (or a combination of cash and Shares) having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on the Restricted Stock Units.

8.            Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Shares or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in any case an adjustment is determined by the Committee to be necessary or appropriate, then the Committee shall, to the extent permitted under Section 409A of the Code, make any adjustments to then-outstanding Awards in such manner as it may deem equitable, including, without limitation, any or all of the following:

(i)            adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Shares or other securities of the Company subject to outstanding Awards or to which outstanding Awards relate, and/or (2) any applicable performance measures;

(ii)           providing for a substitution or assumption of Awards (or awards of an acquired company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate or become no longer exercisable upon the occurrence of such event); and

(iii)          cancelling any one or more outstanding Awards (or awards of an acquired company) and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per Share received or to be received by other stockholders of the Company in such event);

provided, however, that the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)). Any such adjustment hereunder, upon notice, shall be conclusive and binding for all purposes. In anticipation of the occurrence of any event listed in the first sentence of this Section 8, for reasons of administrative convenience, the Committee in its sole discretion may refuse to permit the exercise of any Award or as it otherwise may determine during a period of up to 30 days prior to, and/or up to 30 days after, the anticipated occurrence of any such event.

9.            Effect of Termination of Service or a Change in Control on Awards.

(a)            Generally. To the extent permitted under Section 409A of the Code, the Committee may provide, by rule or regulation or in any applicable Award Agreement, or may determine in any individual case, the circumstances in which, and to the extent to which, an Award may be exercised, settled, vested, paid, or forfeited in the event of the Participant’s termination of service prior to the end of a performance period or vesting, exercise or settlement of such Award.

(b)            Termination of Employment. Except to the extent otherwise provided in an Award Agreement, or any applicable Employment Agreement, in the event a Participant’s employment with the Company and its Affiliates terminates (other than upon the Participant’s death or Disability), 100% of the unvested Restricted Stock Units and any other unvested Awards held by such Participant as of the date of termination shall be forfeited.

(d)            Death or Disability. Except to the extent otherwise provided in an Award Agreement, or any applicable Employment Agreement, in the event a Participant’s employment with the Company and its affiliates terminates on account of the Participant’s death or Disability, those unvested Restricted Stock Units and any other unvested Awards held by the Participant as of the date of termination of employment, in each case which are scheduled to vest on or before the end of the calendar year in which the termination occurs, shall vest effective as of the date of termination of employment, and all other unvested Restrict Stock Units and any other Awards held by the Participant shall be forfeited.

(e)            Change in Control. Except to the extent otherwise provided in an Award Agreement, or any applicable Employment Agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Restricted Period (and any other conditions) shall expire immediately with respect to 100% of Restricted Stock Units and any other Awards held by such Participant.

10.            Amendments and Termination.

(a)            Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuance, or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any applicable rules or requirements of any securities exchange or inter-dealer quotation service on which the Shares may be listed or quoted, for changes in IFRS to new accounting standards); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, unless the Committee determines that such amendment, alteration, suspension, discontinuance or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation. No Awards may be granted or awarded during any period of suspension, after termination of the Plan or after the Expiration Date.

(b)            Amendment of Award Agreements. The Committee may, to the extent not inconsistent with the terms of any applicable Award Agreement or the Plan, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after the Participant’s termination of employment or service with the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Committee determines that such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation.

11.            General.

(a)            Award Agreements; Other Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered (whether in written or electronic form) to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of any conflict between the terms of the Plan and any Award Agreement or Employment Agreement in effect with the Participant, the terms of the Plan shall control.

(b)            Nontransferability.

(i)            Each Award shall be exercisable only by the Participant during the Participant’s lifetime or, if permissible under applicable law or the Plan, by the Participant’s legal guardian or representative or beneficiary or Permitted Transferee. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution or as set forth below in clause (ii), and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance.

(ii)           Notwithstanding the foregoing, the Committee may permit Awards to be transferred by the Participant, without consideration, subject to such rules as the Committee may adopt, to (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant or the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) any other transferee as may be approved either (1) by the Board or the Committee or (2) as provided in the applicable Award Agreement (each transferee described in clause (A), (B), (C) or (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee or its delegate advance written notice describing the terms and conditions of the proposed transfer and the Committee or its delegate notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)          The terms of any Award transferred in accordance with the immediately preceding subsection shall apply to the Permitted Transferee, and any reference in the Plan, or in any applicable Award Agreement, to the Participant shall be deemed to refer to the Permitted Transferee, except that, unless otherwise provided by the Committee: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; (C) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the transferred Award, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement; and (E) any non-competition, non-solicitation, non-disparagement, non-disclosure or other restrictive covenants contained in any Award Agreement or other agreement between the Participant and the Company or any Affiliate shall continue to apply to the Participant and the consequences of the violation of such covenants shall continue to be applied with respect to the transferred Award, including without limitation the clawback, forfeiture and detrimental conduct provisions of Section 11(u) of the Plan.

(c)            Dividends and Dividend Equivalents. The Committee may specify in the applicable Award Agreement that any or all dividends, dividend equivalents or other distributions, as applicable, paid on Awards of Restricted Stock Units prior to vesting or settlement, as applicable, be paid either in cash or in additional Shares and either on a current or deferred basis and that such dividends, dividend equivalents or other distributions may be reinvested in additional Shares, which may be subject to the same restrictions as the underlying Awards.

(d)            No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or an Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

(e)            Tax Withholding.

(i)            The Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to the Participant, the amount (in cash, Shares, other securities or other property) of any required Withholding Taxes (up to the maximum permissible withholding amounts) in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action that the Committee or the Company deems necessary to satisfy all obligations for the payment of such Withholding Taxes.

(ii)            Without limiting the generality of paragraph (i) above, the Committee may permit the Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) payment in cash, (B) the delivery of Shares (which Shares are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value on such date equal to such withholding liability or (C) having the Company withhold from the number of Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of Shares with a Fair Market Value on such date equal to such withholding liability. In addition, subject to any requirements of applicable law, the Participant may also satisfy the tax withholding obligations by other methods, including selling Shares that would otherwise be available for delivery; provided that the Board or the Committee has specifically approved such payment method in advance.

(f)             No Claim to Awards; No Rights to Continued Employment, Directorship or Engagement. No employee, Director of the Company, consultant providing service to the Company or an Affiliate, or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, or to continue in the employ or the service of the Company or an Affiliate, nor shall it be construed as giving any Participant who is a Director any rights to continued service on the Board.

(g)            International Participants. With respect to Participants who reside or work outside of the United States or are subject to non-U.S. legal restrictions or regulations, the Committee may, but shall have no obligation to, amend the terms of the Plan or appendices thereto, or outstanding Awards, with respect to such Participants, in order to conform such terms with or accommodate the requirements of local laws, procedures or practices or to obtain more favorable tax or other treatment for the Participant, the Company or its Affiliates. Without limiting the generality of this subsection, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability, retirement or other terminations of employment, available methods of exercise or settlement of an Award, payment of income, social insurance contributions or payroll taxes, withholding procedures and handling of any stock certificates or other indicia of ownership that vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.

(h)            Beneficiary Designation. The Participant’s beneficiary shall be the Participant’s spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction) or, if the Participant is otherwise unmarried at the time of death, the Participant’s estate, except to the extent that a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose. Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a Participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the Participant, or to such other individual as may be prescribed by applicable law.

(i)             Termination of Employment or Service. The Committee, in its sole discretion, shall determine the effect of all matters and questions related to the termination of employment of or service of a Participant. Unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if the Participant’s employment with the Company or its Affiliates terminates, but such Participant continues to provide services with such Company or such Affiliate in a non-employee capacity (including as a non-employee Director) (or vice versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.

(j)             No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Shares that are subject to Awards hereunder until such Shares have been issued or delivered to that person.

(k)            Government and Other Regulations.

(i)            Nothing in the Plan shall be deemed to authorize the Committee or Board or any members thereof to take any action contrary to applicable law or regulation, or any Listing Rules.

(ii)           The obligation of the Company to settle Awards in Shares or other consideration shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such Shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such Shares may be offered for sale or sold without such registration pursuant to and in compliance with the terms of an available exemption. The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered for sale or sold under the Plan. The Committee shall have the authority to provide that all Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, U.S. federal securities laws, or the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such Shares or other securities of the Company are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 7 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Shares or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Shares or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(iii)          The Committee may cancel an Award or any portion thereof if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Shares from the public markets, the Company’s issuance of Shares to the Participant, the Participant’s acquisition of Shares from the Company and/or the Participant’s sale of Shares to the public markets illegal, impracticable, or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless prevented by applicable laws, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the Shares would have been vested or delivered, as applicable), over (B) any amount payable as a condition of delivery of Shares. Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(l)             Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to such person’s spouse, child or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m)           Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(n)            No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and the Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or to otherwise segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.

(o)            Reliance on Reports. Each member of the Committee and each member of the Board (and each such member’s respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent, registered public accounting firm of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than such member or designee.

(p)            Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit-sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(q)            Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of New York.

(r)            Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(s)            Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.

(t)            Section 409A of the Code.

(i)            It is intended that the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company, including any taxes and penalties under Section 409A of the Code, and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

(ii)           Notwithstanding anything in the Plan to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” within the meaning of Section 409A of the Code or, if earlier, the Participant’s date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii)          In the event that the timing of payments in respect of any Award that would otherwise be considered “deferred compensation” subject to Section 409A of the Code would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder, or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(u)            Clawback/Forfeiture. The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes. Notwithstanding anything to the contrary contained herein, the Committee may cancel an Award if the Participant, without the consent of the Company, (A) has engaged in or engages in activity that is in conflict with or adverse to the interests of the Company or any Affiliate while employed by or providing services to the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities or (B) violates a non-competition, non-solicitation, non-disparagement, non-disclosure, or other similar agreement with the Company or any Affiliate, as determined by the Committee, or if the Participant’s employment or service is terminated for Cause. In any such event the Committee may determine that the Participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of Shares acquired in respect of such Award, and must promptly repay such amounts to the Company. If the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee, then the Participant shall be required to promptly repay any such excess amount to the Company. In addition, the Company shall retain the right to bring an action at equity or law to enjoin the Participant’s activity and recover damages resulting from such activity. Further, to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Shares are listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).

(v)            No Representations or Covenants with Respect to Tax Qualification. Although the Company may endeavor to (i) qualify an Award for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(w)            No Interference. The existence of the Plan, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company, the Board, the Committee, or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, or preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or that are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(x)            Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. The titles and headings of the sections in the Plan are for convenience of reference only, and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(y)            Whistleblower Acknowledgments. Notwithstanding anything to the contrary herein, nothing in this Plan or any Award Agreement will (i) prohibit a Participant from making reports of possible violations of federal law or regulation to any governmental agency or entity in accordance with the provisions of and rules promulgated under Section 21F of the Exchange Act or Section 806 of the Sarbanes-Oxley Act of 2002, or of any other whistleblower protection provisions of federal law or regulation, or (ii) require prior approval by the Company or any of its Affiliates of any reporting described in clause (i).

(z)            Lock-Up Agreements. The Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to enter into a shareholder agreement or “lock-up” agreement in such form as the Committee shall determine is necessary or desirable to further the Company’s interests.

(aa)          Restrictive Covenants. The Committee may impose restrictions on any Award with respect to non-competition, non-solicitation, non-disparagement, non-disclosure or other restrictive covenants as it deems necessary or appropriate in its sole discretion.

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